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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 1997


                                  Omtool, Ltd.
                                  ------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   0-22871                  02-0447481
           ---------                  --------                 ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File number)            Identification No.)



                        8 Industrial Way, Salem, NH 03079
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (603) 898-8900



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         Omtool, Ltd. (the "Company") hereby amends and restates Item 7 of its
Current Report on Form 8-K dated December 5, 1997, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages. The amendment, as permitted by Form 8-K, reflects the date before which the financial statements relating to the business acquired by the Company from CMA Ettworth Limited ("CMA") required by Items 7(a) and 7(b) of Form 8-K will be filed.


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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

         It is impracticable to provide the financial information required by
Item 7(a) of Form 8-K relating to the business acquired by the Company from CMA at the time this report is filed. Such required financial information will be filed as soon as practicable, but not later than February 18, 1998.

         (b)      Pro Forma Financial Information.
                  -------------------------------

         It is impracticable to provide the pro forma financial information required by Item 7(b) of Form 8-K relating to the business acquired by the Company from CMA at the time this report is filed. Such required pro forma financial information will be filed as soon as practicable, but not later than February 18, 1998.

         (c)      Exhibits.
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         Exhibit No.                         Description
         -----------                         -----------
             2.1* Share Sale and Purchase Agreement dated as of December 5, 1997 among the Company, CMA and its former stockholders (including Schedule 6 and Schedule 7 attached thereto).

         The Company will provide the Securities and Exchange Commission, upon request, a copy of any omitted Schedule or Exhibit to the Exhibit listed above.




--------
* Previously filed with the Company's Current Report on Form 8-K dated December 5, 1997 filed on December 19, 1997.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OMTOOL, LTD.



Date: February 2, 1998
                                            By: /S/ DARIOUSH MARDAN
                                                --------------------------------
                                                Darioush Mardan
                                                Vice President, Finance,
                                                Chief Financial Officer,
                                                Treasurer and Secretary